                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    7.13564%

POOL NUMBER:  1760

____________________________________________________________________________________________

 ISSUE DATE:  08/31/2001

CERTIFICATE BALANCE AT ISSUE:    $298,535,371.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

 BALANCES FROM LAST FISCAL MONTH-END:                     729                         $298,535,371.24

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $210,836.58

Unscheduled Principal Collection/Reversals                            $30,952.18

Liquidations-in-full                                       8       $3,786,800.64

Net principal Distributed                                          $4,028,589.40     ($4,028,589.40)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        721                         $294,506,781.84

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,960,761.68

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $184,875.73

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $5,804,475.35

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    7.13564%

POOL NUMBER:  1760

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                  0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

      $4,028,589.40     $1,775,885.95             $0.00     $1,775,885.95             $0.00     $5,804,475.35

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

 MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00

Bankruptcy Bond

   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

 DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    22      $9,229,914.16         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,

IIB5, IIB6 Certificates immediately after the principal and interest distribution on 09/25/2001 are as follows:

                Class       Class Principal Balance

                IIB1               $6,712,301.25

                IIB2               $3,132,407.25

                IIB3               $2,088,272.17

                IIB4               $1,044,136.08

                IIB5               $1,044,136.08

                IIB6                 $894,973.50

                              __________________

                Total             $14,916,226.34

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2001):

SERIES:  2001-ms10              POOL NUMBER:  1760

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

 Dollar Amount:       $294,506,781.84**        $9,229,914.16***        $9,229,914.16***

Number:                          721                     22                      22

% of Pool:                    100.00%                  3.13%                   3.13%

(Dollars)

% of Pool:                    100.00%                  3.05%                   3.05%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

 Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

 Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2001 scheduled payments and August 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

August 31, 2001.

Trading Factor, calculated as of distribution date : 0.29317094.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2001, and unscheduled prepayments in months prior to September ) can be calculated.

                                                                EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    6.68422%

POOL NUMBER:  Group 1 = 1759, 1761, 1768

____________________________________________________________________________________________

 ISSUE DATE:  08/31/2001

CERTIFICATE BALANCE AT ISSUE:    $706,021,164.00

                                                                  CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

 BALANCES FROM LAST FISCAL MONTH-END:                    1665                         $706,021,166.05

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                   $1,125,818.38

Unscheduled Principal Collection/Reversals                           $449,743.21

Liquidations-in-full                                      14       $5,936,250.68

Net principal Distributed                                          $7,511,812.27     ($7,511,812.27)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1651                         $698,509,353.78

SCHEDULED INTEREST AT MORTGAGE RATE:                               $4,287,324.74

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $354,146.39

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $11,444,990.62

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms10                               WEIGHTED AVERAGE PC RATE:    6.68422%

POOL NUMBER:  Group 1 = 1759, 1761, 1768

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                  0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

      $7,511,812.27     $3,933,178.35             $0.00     $3,933,178.35             $0.00    $11,444,990.62

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

 MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00

Bankruptcy Bond

   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

 DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    11      $4,979,812.38         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 09/25/2001 are as follows:

                Class       Class Principal Balance

                CB1               $10,223,249.09

                CB2                $3,877,784.93

                CB3                $2,467,681.23

                CB4                $1,410,102.70

                CB5                  $705,051.35

                CB6                $1,410,104.77

                              __________________

                Total             $20,093,974.07

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2001):

SERIES:  2001-ms10              POOL NUMBER:  Group 1 = 1759, 1761, 1768

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

 Dollar Amount:       $698,509,353.78**        $4,979,812.38***        $4,979,812.38***

Number:                         1651                     11                      11

% of Pool:                    100.00%                  0.71%                   0.71%

(Dollars)

% of Pool:                    100.00%                  0.67%                   0.67%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

 Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

 Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2001 scheduled payments and August 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

August 31, 2001.

Trading Factor, calculated as of distribution date : 0.69534101.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2001, and unscheduled prepayments in months prior to September ) can be calculated.